UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2006

KVH Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

05-0420589

(IRS Employer Identification No.)

50 Enterprise Center Middletown, RI	02842
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 847-3327

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Form of Incentive Stock Option and Form of Non-Statutory Stock Option under the KVH Industries, Inc. 2006 Stock Incentive Plan

The form of the incentive stock option and the form of non-statutory stock option filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this report are the forms to be used for options granted under KVH’s 2006 Stock Incentive Plan approved by its Board of Directors and stockholders.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Incentive Stock Option under KVH Industries, Inc.’s 2006 Stock Incentive Plan

10.2	Form of Non-Statutory Stock Option under KVH Industries, Inc.’s 2006 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KVH INDUSTRIES, INC.

Date: August 28, 2006	BY:	/S/ MARTIN A. KITS VAN HEYNINGEN
Martin A. Kits van Heyningen President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Incentive Stock Option under KVH Industries, Inc.’s 2006 Stock Incentive Plan

10.2	Form of Non-Statutory Stock Option under KVH Industries, Inc.’s 2006 Stock Incentive Plan